Exhibit 99.1

Instructure to be Acquired by KKR for $4.8 Billion

Instructure shareholders to receive $23.60 per share in cash; Instructure to become a privately held company upon completion of the transaction

SALT LAKE CITY — July 25, 2024 — Instructure Holdings, Inc. (NYSE: INST) (“Instructure”), a leading learning ecosystem, today announced that it has entered into a definitive agreement to be acquired by investment funds managed by KKR, a leading global investment firm, for $23.60 per share in an all-cash transaction valued at an enterprise value of approximately $4.8 billion. The per-share purchase price represents a premium of 16 percent over Instructure’s unaffected share price of $20.27 as of May 17, 2024, the last trading day prior to media reports regarding a potential transaction. KKR, with participation from Dragoneer Investment Group, will acquire all outstanding shares, including those shares owned by Instructure’s existing majority owner, Thoma Bravo, a leading software investment firm, which took the company public in 2021.

The Instructure management team, led by CEO Steve Daly, will continue to lead the company in their current roles. KKR will support Instructure as it increases investment in technology and innovation across its leading, global learning platform, including its core Canvas and Parchment products.

“Our leadership team laid out an aggressive go-forward strategy in our investor day presentation earlier this year,” said Daly. “We believe Instructure has a significant growth runway as we focus on core markets, unlocking new opportunities and continuing to build the Instructure Learning Ecosystem. It was immediately apparent that KKR is aligned with our long-term vision and growth strategy and we look forward to working closely with them. Together, we’ll expect to build on our position as the education platform that powers learning for a lifetime and turns education into opportunities for all learners globally.”

Instructure is a leading global provider of learning management, education-tech effectiveness and credentialing solutions. The Instructure ecosystem of products enhances the lives and outcomes of students, professional learners and educators. The company has impacted approximately 200 million learners across more than 100 countries with a thriving community of over 1,000 partners. Together with its expansive network of educators, learners and partners, the company is committed to broadening its platform and delivering $1B in revenue by 2028.

“Given its unique positioning at the center of academic life, Instructure has a distinct opportunity to be a true end-to-end partner to students, teachers and administrators,” said Webster Chua, Partner at KKR. “Instructure has evolved into an expansive platform focused on delivering strong student outcomes under Thoma Bravo’s stewardship. We look forward to working with Steve and the Instructure management team to accelerate growth and continue scaling its global portfolio of products.”

KKR is making its investment in Instructure through its North America Fund XIII.

KKR will support Instructure in creating a broad-based equity ownership program to provide all of the company’s 1,700 employees the opportunity to further participate in the benefits of ownership after the transaction closes. This strategy is based on the belief that team member engagement through ownership is a key driver in building stronger companies. Since 2011, more than 50 KKR portfolio companies have awarded billions of dollars of total equity value to over 100,000 non-senior management employees.

“This transaction is the result of a deliberate and thoughtful process and ultimately a great outcome for all shareholders,” said Holden Spaht, Managing Partner at Thoma Bravo. “We’ve thoroughly enjoyed working with Steve and the Instructure management team to transform the business into a scaled, durable platform and we are excited to watch the next chapter of growth unfold under KKR’s ownership.”

Brian Jaffee, a Partner at Thoma Bravo, added, “Since our initial investment four and a half years ago, it’s been an incredible journey supporting such an important company in the global education technology market. Instructure has evolved into a true platform technology provider and we look forward to watching the KKR team build on the company’s impressive foundation in the years to come.”

TRANSACTION DETAILS

The transaction, which was unanimously approved by the Instructure Board of Directors, is expected to close later this year, subject to customary closing conditions, including receipt of required regulatory approvals. In addition to approval by the Instructure Board of Directors, Instructure stockholders holding a majority of the outstanding voting securities of Instructure are expected to approve the transaction by written consent. Once the foregoing written consent has been delivered, no further action by other Instructure stockholders will be required to approve the transaction.

Upon completion of the transaction, Instructure’s common stock will no longer be listed on the New York Stock Exchange and Instructure will become a privately held company. The Company will remain headquartered in Salt Lake City.

SECOND QUARTER 2024 FINANCIAL RESULTS

Instructure plans to publish its second quarter 2024 financial results on August 2, 2024 and will not host a live conference call.

ADVISORS

J.P. Morgan Securities LLC acted as the lead financial advisor, Macquarie Capital also acted as a financial advisor to Instructure and Kirkland & Ellis LLP is serving as the legal advisor to Instructure. Morgan Stanley & Co. LLC, Moelis & Company LLC and UBS Investment Bank acted as financial advisors and Simpson Thacher & Bartlett LLP acted as legal advisor to KKR.

ABOUT INSTRUCTURE

Instructure (NYSE: INST) powers the delivery of education globally and provides learners with the rich credentials they need to create opportunities across their lifetimes. Today, the Instructure ecosystem of products enables educators and institutions to elevate student success, amplify the power of teaching, and inspire everyone to learn together. With our global network of learners, educators, partners and customers, we continue to deliver on our vision to be the platform that powers learning for a lifetime and turns that learning into opportunities. We encourage you to discover more at www.instructure.com.

ABOUT KKR

KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com. For additional information about Global Atlantic Financial Group, please visit Global Atlantic Financial Group’s website at www.globalatlantic.com.

ABOUT DRAGONEER

Dragoneer Investment Group is a growth-oriented investment firm with over $23 billion under management and a flexible mandate to invest in high-quality businesses in both the public and private markets. For over a decade, Dragoneer has partnered with management teams growing exceptional companies, characterized by sustainable differentiation and superior economic models. The firm seeks to deliver attractive returns while maintaining a focus on capital preservation and margin of safety. Dragoneer looks to partner with the best businesses globally and has been an investor in companies such as Airbnb, Alibaba, AmWINS, Atlassian, AppFolio, Bytedance, Dayforce, Clearwater Analytics, Datadog, Doordash, Livongo, Nubank, PointClickCare, Procore, Samsara, Slack, Snowflake, Spotify, Uber, among others.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. All statements other than statements of historical fact, including statements about the proposed acquisition of Instructure Holdings, Inc. (the “Company”), are forward-looking statements. Forward-looking statements give the Company’s current expectations relating to the proposed merger and related transactions. Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company.

Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s shares of common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the related merger agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger; (x) potential litigation relating to the proposed merger that could be instituted against the parties to the proposed merger or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) the impact of adverse general and industry-specific economic and market conditions; (xii) certain restrictions during the pendency of the proposed merger that may impact the Company’s ability to pursue certain business opportunities or strategic transaction; (xiii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations; (xiv) the impact of inflation, rising interest rates, and global conflicts; (xv) uncertainty as to timing of completion of the proposed merger; (xvi) risks that the benefits of the proposed merger are not realized when and as expected; and (xvii) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s subsequent Quarterly Reports on Form 10-Q, each filed with the Securities Exchange Commission (the “SEC”). The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the pending merger. The Company will prepare an information statement for its stockholders, containing the information with respect to the proposed merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the pending merger. When completed, a definitive information statement will be mailed or provided to the Company’s stockholders. This press release is not a substitute for the information statement, or any other document, that the Company may file with the SEC or send to its stockholders in connection with the proposed merger.

INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investor Relations page of the Company’s website at https://ir.instructure.com under the link “Financials” or by contacting the Company’s Investor Relations by e-mail at investors@instructure.com.

NO OFFER

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this press release, and this press release is neither an offer to purchase nor a solicitation of an offer to sell securities.

CONTACT

Instructure:

JP Schuerman

Corporate Communications

jp.schuerman@instructure.com

KKR:

Julia Kosygina or Emily Cummings

(212) 750-8300

SOURCES: Instructure, KKR